                                 SCHEDULE 14A
                                (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary proxy statement*

[X] Definitive proxy statement

[_] Definitive additional materials

[_] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     OPTICAL COMMUNICATION PRODUCTS, INC.
                 (Name of Registrant as Specified in Charter)

                 --------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-
    11.

  (1)  Title of each class of securities to which transaction applies:

                                      N/A
   --------------------------------------------------------------------------

  (2)  Aggregate number of securities to which transaction applies:

                                      N/A
   --------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

                                      N/A
   --------------------------------------------------------------------------

  (4)  Proposed maximum aggregate value of transaction:

                                      N/A
   --------------------------------------------------------------------------

  (5)  Total fee paid:

                                      N/A
   --------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials:

   --------------------------------------------------------------------------

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)  Amount Previously Paid:

                                      N/A
   --------------------------------------------------------------------------

  (2)  Form, schedule or registration statement no.:

                                      N/A
   --------------------------------------------------------------------------

  (3)  Filing party:

                                      N/A
   --------------------------------------------------------------------------

  (4)  Date filed:

                                      N/A
   --------------------------------------------------------------------------

                [LOGO OF OPTICAL COMMUNICATION PRODUCTS, INC.]

                     OPTICAL COMMUNICATION PRODUCTS, INC.
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 28, 2002

TO THE STOCKHOLDERS OF OPTICAL COMMUNICATION PRODUCTS, INC.:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Optical Communication Products, Inc., a Delaware corporation (the "Company"), will be held on Thursday, February 28, 2002, at 10:00 a.m. Pacific Time at 20961 Knapp Street, Chatsworth California 91311, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

  1. To elect the Company's Board of Directors;

  2. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending September 30, 2002; and

  3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

   The foregoing matters are described in more detail in the enclosed proxy statement. The Board of Directors has fixed the close of business on January 8, 2002, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof. Only those stockholders of record of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company.

   All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. You may also vote by following the telephone or Internet instructions on the proxy card. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all of your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.


    YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE OR VOTE BY PHONE OR OVER THE INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD.


                                          By Order of the Board of Directors,

                                          /s/ Muoi Van Tran
                                          Muoi Van Tran
                                          Chief Executive Officer and Chairman
                                           of the Board

Chatsworth, California
January 25, 2002

                [LOGO OF OPTICAL COMMUNICATION PRODUCTS, INC.]

                     OPTICAL COMMUNICATION PRODUCTS, INC.
                              20961 Knapp Street
                         Chatsworth, California 91311
                                (818) 701-0164

                              PROXY STATEMENT FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 28, 2002

   The enclosed proxy is solicited on behalf of the Board of Directors of Optical Communication Products, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Thursday, February 28, 2002, at 10:00 a.m. local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 20961 Knapp Street, Chatsworth, California 91311.

   Your vote at the Annual Meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope. This proxy statement has information about the Annual Meeting and was prepared by our management for the Board of Directors. This proxy statement and the accompanying proxy card are first being mailed to you on or about January 25, 2002.

                       GENERAL INFORMATION ABOUT VOTING

Who can attend the meeting?

   Attendance at the Annual Meeting is limited to stockholders. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 9:30 a.m. and each stockholder may be asked to present valid picture identification such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Who can vote?

   You can vote your shares of common stock if our records show that you owned the shares on January 8, 2002. On January 8, 2002, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 42,032,299 shares of our Class A common stock, par value $0.001 per share, were issued and outstanding, and 66,000,000 shares of our Class B common stock, par value $0.001 per share, were issued and outstanding. No shares of our preferred stock, par value $0.001 per share, were outstanding on the record date. The Class A common stock and the Class B common stock are collectively referred to herein as the "common stock."

   Holders of common stock will vote at the Annual Meeting as a single class on all matters, with each holder of Class A common stock entitled to one vote per share held, and each holder of Class B common stock entitled to ten votes per share held. You may not cumulate votes in the election of directors. The enclosed proxy card shows the number of shares you can vote.

How do I vote by proxy?

   Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope or vote by phone or over the Internet by following the instructions on your proxy card. If the proxy card is properly signed and returned, or voted by phone or over the Internet, the proxy holders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxy holders will vote for you on that proposal. Unless you instruct otherwise, the proxy holders will vote FOR each of the director nominees and FOR each of the other proposals to be considered at the meeting.

   Stockholders whose shares are registered in the name of a bank or brokerage firm may be eligible to vote electronically through the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders the opportunity to vote via the Internet or by telephone. Voting forms will provide instructions for stockholders whose bank or brokerage firm is participating in ADP's program.

   Registered stockholders may vote electronically through the Internet or over the telephone by following the instructions included with their proxy card. Stockholders not wishing to vote electronically through the Internet or whose form does not reference Internet or telephone voting information should complete and return the enclosed paper proxy card. Signing and returning the proxy card or submitting the proxy via the Internet or by telephone does not affect the right to vote in person at the Annual Meeting.

What if other matters come up at the Annual Meeting?

   The matters described in this proxy statement are the only matters we know will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

   Yes. At any time before the vote on a proposal, you can change your vote either by filing with Susie Nemeti, our Secretary, at our principal executive offices at 20961 Knapp Street, Chatsworth, California 91311, a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

   Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

What do I do if my shares are held in "street name"?

   If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

How are votes counted?

   We will hold the Annual Meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card or vote by phone or over the Internet, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

   If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (so-called "broker nonvotes"), the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal. Broker nonvotes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any nonroutine proposal.

   Both proposals are deemed to be routine. In the election of directors, the seven nominees receiving the highest number of affirmative votes shall be elected. The affirmative vote of the holders of common stock representing a majority of the voting power present or represented by proxy and voting at the Annual Meeting is required for the ratification of the auditors.

Who pays for this proxy solicitation?

   The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                             STOCKHOLDER PROPOSALS

   To be included in the proxy statement and form of proxy relating to the annual meeting to be held in 2003, a stockholder proposal must be received by Susie Nemeti, Secretary, Optical Communication Products, Inc., 20961 Knapp Street, Chatsworth, California 91311, in a form which complies with applicable securities laws, no later than September 20, 2002. If the Company is not notified of a stockholder proposal by December 3, 2002, then the proxy solicited by the Board of Directors for the 2003 annual meeting will confer discretionary authority to vote against such stockholder proposal.

                  MATTERS TO BE CONSIDERED AT ANNUAL MEETING

                             OVERVIEW OF PROPOSALS

   This Proxy Statement contains two proposals requiring stockholder action. Proposal No. 1 requests the election of seven directors to our board of directors. Proposal No. 2 requests ratification of our independent auditors. Each of the proposals is discussed in more detail in the pages that follow.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

General

   Our board of directors currently consists of seven persons. All seven positions on our board of directors are to be elected at this meeting. Our board of directors has nominated each of the persons listed below for election as a director to serve for a one-year term and until their successors are duly elected and qualified.

   Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the board of directors' seven nominees below. Proxies cannot be voted for more than the seven named nominees.

   Each nominee for election has agreed to serve if elected, and we have no reason to believe that each nominee will be unavailable to serve. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a nominee designated by the present board of directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominee named below.

   The names of the nominees, and certain information about them, are set forth below.

                                  Director
             Name             Age  Since                Position
             ----             --- --------              --------
 Muoi Van Tran...............  50   1991   Chairman of the Board, Chief
                                            Executive Officer and President
 Masato Sakamoto(1)..........  54   1998   Director
 Kunihiro Matsubara..........  57   2000   Director
 Naoomi Tachikawa............  51    --    Director
 Stewart D. Personick(1)(2)..  54   2000   Director
 Masao Konomi(2).............  58   2001   Director
 John Lemasters(2)...........  68   2001   Director

--------
(1) Member of the Compensation Committee

(2) Member of the Audit Committee

   Muoi Van Tran co-founded our company and has been our President since September 1994, our Chief Executive Officer since March 1999, a director since October 1991 and our Chairman of the Board of Directors since January 2001. Prior to joining us, Dr. Tran was the Director and Vice President of research, development and engineering and Systems Business Unit Manager at PCO, Inc., a manufacturer of fiber optic products, from 1984 to 1991. Dr. Tran was a Member of Technical Staff at TRW ElectroOptic Research Center, a research and development company, from 1981 to 1984 and at Bell Laboratories, a research center, from 1978 to 1981. Dr. Tran was the Technical Program Co-Chair of the 1991 Optical Fiber Communications Conference and General Co-Chair of the jointly-held Optical Fiber Communications and Integrated Optics and Optical Communications Conference in 1993. Dr. Tran has over 25 years of experience in the field of fiber optics, and earned his Ph.D. in electrical engineering from the University of Western Australia.

   Masato Sakamoto has been a director since January 1998, has served on our compensation committee since November 2000 and was our Chairman of the Board of Directors from January 1998 to January 2001. Since July 1996, Mr. Sakamoto has been the President of Furukawa Electric North America, Inc. From October 1989 to June 1996, Mr. Sakamoto was the General Manager of Corporate Planning of mid- to long-term corporate strategy for Furukawa.

   Kunihiro Matsubara has been a director since August 2000. Since June 2001, Mr. Matsubara has been the Managing Director, Information Systems Group of The Furukawa Electric Co., Ltd. Since January 1997, Mr. Matsubara has also been a director of The Furukawa Electric Co., Ltd. From January 1997 to June 2001, Mr. Matsubara has been the Managing Director of the Fitel Products Division of The Furukawa Electric Co., Ltd. Between April 1995 and January 1997, Mr. Matsubara was the Deputy General Manager of the Fitel Products Division of The Furukawa Electric Co., Ltd. Mr. Matsubara holds a masters degree and bachelor of science degree in electrical engineering from Yokohama National University, Japan.

   Naoomi Tachikawa has been General Manager of the Planning & Administration Department, Information Systems Group of The Furukawa Electric Co., Ltd. since July 2001. From December 1997 to July 2001, Mr. Tachikawa was the General Manager of the Planning & Administration Department, Industrial Products Division of The Furukawa Electric Co., Ltd. From September 1991 to December 1997, Mr. Tachikawa was the Manager of Human Resources Section of The Furukawa Electric Co., Ltd. Mr. Tachikawa holds a bachelor of pedagogy (education) from Hokkaido University, Japan. Mr. Tachikawa is the director nominee chosen by our board of directors to replace Yoshihisa Okada, whose term as director expires at the Annual Meeting and who is not a nominee for re-election.

   Stewart D. Personick has been a director and member of our audit and compensation committees since November 2000. Since September 1998, Dr. Personick has been the E. Warren Colehower Chair Professor of Telecommunications and Information Networking at Drexel University, and the Director of Drexel's Center for Telecommunications and Information Networking. From 1983 to July 1998, Dr. Personick was Vice President at Bell Communication Research, a research and development company. Dr. Personick has been a fellow of the Institute of Electrical and Electronics Engineers since 1983, a fellow of the Optical Society of America since 1988, a member of the U.S. National Academy of Engineering since 1992 and he received the IEEE/OSA John Tyndall Award in 2000. Dr. Personick earned his bachelor of electrical engineering from The City College of New York and his master of science and doctor of science from the Massachusetts Institute of Technology.

   Masao Konomi has been a director and member of our audit committee since January 2001. Since 1983, Mr. Konomi has been president of Konomi, Inc., a Tokyo-based international investment banking firm. Konomi was formerly an investment banker with Morgan Stanley in New York and Tokyo. Mr. Konomi holds a bachelor's degree in electrical engineering from Tokyo University and a master of business administration degree from Harvard University.

   John Lemasters has been a director and member of our audit committee since January 2001. Mr. Lemasters has been a business consultant since 1996. Mr. Lemasters was previously chairman and CEO of Augat Inc., a leading manufacturer of electrical connector products, prior to its sale in 1996, and in 1994 retired as chairman and CEO of Computer Products Inc., a multi-national electronics manufacturer. Mr. Lemasters holds a bachelor's degree in electrical engineering from the Georgia Institute of Technology.

Board of Directors

   Our board of directors is composed of seven members. Each director currently serves until the next annual meeting of stockholders or until his successor is duly elected and qualified. At each annual meeting of stockholders, the directors' successors will be elected to serve until the next annual meeting of stockholders. In addition, our bylaws provide that the authorized number of directors will be between four and seven, with the exact number to be determined by a majority of our board of directors or stockholders.

   Our board of directors held five meetings during fiscal 2001. All then current directors attended or participated in 75% or more of the aggregate of
(i) the total number of meetings of our board of directors and (ii) the total number of meetings held by all committees of our board of directors on which such director served during fiscal 2001.

Board Committees

   Audit committee--In October 2000, our board of directors established an audit committee composed of three independent directors. Dr. Personick and Messrs. Konomi and Lemasters are the current members of the audit committee. The audit committee will generally meet with and consider suggestions from members of management and our internal accounting personnel, as well as our independent accountants, concerning our financial operations.

   The audit committee will also have the responsibility to:

  . review the audit committee charter at least annually and recommend any changes to our board of directors;

  . review our annual financial statements and any other relevant reports or other financial information;

  . review the regular internal financial reports prepared by management and any internal auditing department;

  . recommend to the board of directors the selection of the independent accountants and approve the fees and other compensation to be paid to the independent accountants;

  . review and discuss with the accountants all significant relationships the accountants have with us to determine the accountants' independence;

  . review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant; and

  . following completion of the annual audit, review separately with the independent accountants, the internal auditing department, if any, and management any significant difficulties encountered during the course of the audit.

   Our audit committee met in November 2001, in connection with the audit of our 2001 financial statements, and held a total of three meetings in fiscal 2001. The board of directors adopted and approved a charter for the audit committee in October 2000, a copy of which is attached hereto as Appendix A. The board of directors has determined that all members of the audit committee are "independent" as that term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers.

   Compensation committee--In October 2000, our board of directors established a compensation committee composed of three members. Messrs. Sakamoto and Okada and Dr. Personick are the current members of our compensation committee. Our board of directors intends to appoint Mr. Tachikawa to the compensation committee after the Annual Meeting to fill the vacancy created by Mr. Okada, whose term as a director expires at the Annual Meeting and who is not a nominee for re-election. The compensation committee is responsible for the design, review, recommendation and approval of compensation arrangements for our directors, executive officers and key employees, and for the administration of our 2000 Stock Incentive Plan, including the approval of grants under such plan to our employees, consultants and directors, and our 2000 Employee Stock Purchase Plan. Our compensation committee held one meeting in fiscal 2001.

   Our board of directors may establish other committees to facilitate the management of our business.

Compensation Committee Interlocks and Insider Participation

   None of the members of our compensation committee was at any time during fiscal 2001 an officer or employee of Optical Communication Products. No interlocking relationship exists between our board of directors or compensation committee and the board of directors or compensation committee of any other company other than The Furukawa Electric Company, Ltd. of Japan and Furukawa Electric North America, Inc.

Director Compensation

   We pay our non-employee directors who are not employees of Furukawa or their respective affiliates a retainer of $2,000 per month. Non-employee directors are reimbursed for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors and committees of the board of directors. Non-employee directors who are not employees of Furukawa or their respective affiliates will each receive, from time to time, grants of options to purchase a number of shares of our Class A common stock determined by our compensation committee. Each option grant will have an exercise price equal to the fair market value of the option shares on the grant date and 25% of the option will vest per year upon the optionee's completion of each year of board service measured from the grant date. The option will have a maximum term of 10 years measured from the grant date, subject to earlier termination upon the optionee's cessation of service on the board.

   Employee directors do not receive any additional compensation for serving as members of our board of directors or any committee of our board of directors.

   During fiscal year 2001, we granted options to purchase an aggregate of 120,000 shares of our Class A common stock to three non-employee directors who are not employees of Furukawa or their respective affiliates. The exercise price per share in effect under each such option is $17.375, the fair market value per share of our Class A common stock on the grant date.

Vote Required

   The seven nominees receiving the highest number of affirmative votes of the outstanding shares of Class A common stock and Class B common stock, voting together as a single class, present or represented by proxy and entitled to be voted for them, shall be elected as directors. Shares withheld from any director are counted for purposes of determining the presence or absence of the quorum, but have no other legal effect under Delaware law.

Recommendation of the Board of Directors

   Our board of directors unanimously recommends that the stockholders vote FOR the election of the nominees named above.

                                PROPOSAL NO. 2

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   During the fiscal year ended September 30, 2001, Deloitte & Touche LLP provided various audit, audit related and non-audit services to us as follows:

     a. Audit Fees: Aggregate fees billed for professional services rendered for the audit and review of our fiscal year 2001 annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q: totaled approximately $113,800.

     b. All Other Fees:
         Tax planning & returns preparation: approximately $141,300. Public offering: approximately $293,000.
         Audit committee meeting preparation and attendance: approximately
         $4,900.

   Our audit committee has considered whether provision of the services described in sections (b) above is compatible with maintaining the independent accountant's independence and has determined that such services have not adversely affected Deloitte & Touche LLP's independence. Deloitte & Touche LLP has been selected by our board of directors as our independent auditors for the fiscal year ending September 30, 2002. If ratification of this selection of auditors is not approved by a majority of the shares of Class A common stock and Class B common stock, voting together as a single class and voting thereon, management will review its future selection of auditors. Even if the selection is ratified, our board of directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if our board of directors believes that such a change would be in the best interests of us and our stockholders.

   Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions. Unless marked to the contrary, proxies received will be voted FOR ratification of the appointment of Deloitte & Touche LLP as the independent auditors for the fiscal year ending September 30, 2002.

Vote Required

   The affirmative vote of the holders of common stock representing a majority of the voting power of the outstanding Class A common stock and Class B common stock, voting together as a single class, present or represented by proxy and voting at the annual meeting is required to ratify the appointment of Deloitte and Touche LLP as our independent auditors for the fiscal year ending September 30, 2002.

Recommendation of the Board of Directors

   Our board of directors unanimously recommends that the stockholders vote FOR ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending September 30, 2002.

                                 OTHER MATTERS

   Our board of directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies received will be voted in respect thereof in accordance with the recommendation of the board of directors. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy or the vote by telephone or over the Internet.

                                  MANAGEMENT

Executive Officers, Directors and Other Key Employees

   The following table sets forth certain information regarding our executive officers, directors and other key employees as of December 31, 2001.

             Name              Age                  Position
             ----              ---                  --------
                                   Chairman of the Board, Chief Executive
 Muoi Van Tran................ 50  Officer and President

 Susie L. Nemeti.............. 43  Chief Financial Officer, Secretary, Vice
                                   President of Finance and Administration

                                   Chief Operating Officer and Vice President
 Mohammad Ghorbanali.......... 46  of Technical Operations

 David G. Jenkins............. 47  Managing Director of European Operations

 Masato Sakamoto(1)........... 54  Director

 Kunihiro Matsubara........... 57  Director

 Yoshihisa Okada(1)........... 48  Director

 Stewart D. Personick(1) (2).. 54  Director

 Masao Konomi(2).............. 58  Director

 John Lemasters(2)............ 68  Director

--------
(1) Member of the Compensation Committee

(2) Member of the Audit Committee

   Muoi Van Tran. See "Proposal No. 1: Election of Directors" for Dr. Tran's biography.

   Susie L. Nemeti co-founded our company and has been our Chief Financial Officer, Vice President of Finance and Administration and Secretary since November 1991 and served as our director from September 1996 to November 2000. Prior to joining our company, she was the Manager of Accounting at PCO, Inc., a manufacturer of fiber optic products, from December 1987 to August 1991. Prior to working with PCO, Inc., she worked as a Financial Analyst and Controller for five years in real estate acquisitions and property management. She earned her bachelor of science degree in Business Administration and Accounting from the University of Southern California.

   Mohammad Ghorbanali co-founded our company and has been our Chief Operating Officer and Vice President of Technical Operations since March 1999 and served as our director from September 1995 to January 2001. From November 1991 to March 1999, Mr Ghorbanali was our Vice President of Manufacturing, Research and Development. He was formerly with PCO, Inc., a manufacturer of fiber optic products, from 1985 to 1991 and was at Eaton Corporation, a designer and manufacturer of instrumentation, between 1981 and 1985. He has over 15 years experience in the fiber optics field, and earned his bachelor of science degree in electrical engineering as well as his masters degree from San Jose State University.

   David G. Jenkins has been our Managing Director of European Operations since July 2000. From 1989 through July 2000, Dr. Jenkins held several positions with Agilent Technologies and Hewlett Packard, manufacturers of fiber optic equipment, most recently serving as Public Networks Marketing Manager. Dr. Jenkins was the Research and Development Manager/Marketing Manager for BT&D Technologies, a manufacturer of fiber optic equipment, from its inception in 1987 through its sale to Hewlett Packard in 1995. From 1984 to 1986, Dr. Jenkins was a Senior Scientist for Plesscor Optronics Inc., a manufacturer of fiber optic equipment, and from 1978 to 1984, he was the Fiber Optic Research Group Leader for The Plessey Company Ltd., a manufacturer of fiber optic equipment. Dr. Jenkins has over 22 years of experience in the field of fiber optics and earned his Ph.D. in electron microscopy from Oxford University.

   Masato Sakamoto. See "Proposal No. 1: Election of Directors" for Mr. Sakamoto's biography.

   Kunihiro Matsubara. See "Proposal No. 1: Election of Directors" for Mr. Matsubara's biography.

   Yoshihisa Okada. Yoshihisa Okada has been a director since June 1998 and has served on our compensation committee since November 2000. Since July 2001, Mr. Okada has been the Senior Manager of the Opto-Electronics Unit, International Sales & Marketing Group of The Furukawa Electric Co., Ltd. Between April 1998 and July 2001, Mr. Okada has been the General Manager of Strategic Planning in Tokyo for The Furukawa Electric Co., Ltd. From December 1990 to March 1998, Mr. Okada was the General Manager for European Business Support in London for Furukawa. Mr. Okada's term as a director expires at the Annual Meeting and he is not a nominee for re-election.

   Stewart D. Personick. See "Proposal No. 1: Election of Directors" for Dr. Personick's biography.

   Masao Konomi. See "Proposal No. 1: Election of Directors" for Mr. Konomi's biography.

   John Lemasters. See "Proposal No. 1: Election of Directors" for Mr. Lemaster's biography.

Relationships Among Executive Officers and Directors

   Our executive officers are elected by the board of directors on an annual basis and serve until their successors have been duly elected and qualified. There are no family relationships among any of the directors or executive officers of Optical Communication Products, Inc.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file an initial report of securities ownership on Form 3 and reports of changes in securities ownership on Form 4 or 5 with the Securities and Exchange Commission. Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no Forms 4 or 5 were required for such persons, we believe that, for our 2001 fiscal year, our executive officers and directors complied with all their reporting requirements under Section 16(a) for such fiscal year, except that Dr. Personick did not timely file his Form 3 in November 2000, Messrs. Konomi and Lemasters did not timely file their Form 3s in February 2001 and the Tran Family Trust did not timely file its Form 5 in November 2001.

                EXECUTIVE COMPENSATION AND RELATED INFORMATION

   The following table sets forth certain summary information concerning the compensation earned by our chief executive officer and each of our other two most highly compensated executive officers (determined on the basis of their salary and bonus for the 2001 fiscal year) for services rendered in all capacities to us and our subsidiaries for the fiscal years ended September 30, 2001, 2000 and 1999, respectively.

                          Summary Compensation Table

                                                                            Long-term
                                         Annual compensation               compensation
                                         -------------------               ------------
                                                                            Securities
                                                             Other annual   underlying   All other
    Name and principal position     Year  Salary    Bonus    compensation  options/SAR  compensation
    ---------------------------     ---- -------- ---------- ------------  ------------ ------------
Muoi Van Tran...................... 2001 $253,695 $  120,525   $17,000(1)     402,886        --
 Chief Executive Officer and        2000  218,035  1,006,568    17,000      1,330,200        --
 President                          1999  189,400    306,600    17,700            --         --

Susie L. Nemeti.................... 2001 $167,474 $   80,015   $16,670(1)     267,476        --
 Chief Financial Officer, Secretary 2000  142,715    668,247    14,371        883,120        --
 and Vice President of Finance and  1999  125,600    203,500    14,200            --         --
 Administration

Mohammad Ghorbanali................ 2001 $206,395 $   98,611   $17,000(1)     329,638        --
 Chief Operating Officer and Vice   2000  175,883    823,551    17,000      1,088,360        --
 President of Technical Operations  1999  153,800    250,900    17,400            --         --

--------
(1) Estimated.

Stock Option Grants in Last Fiscal Year

   The following table sets forth information regarding options granted to each executive officer listed in the Summary Compensation Table during the fiscal year ended September 30, 2001. We did not grant any stock appreciation rights during the fiscal year ended September 30, 2001.

                                         Individual Grants
                         --------------------------------------------------
                          Number of
                          Shares of                                         Potential Realizable Value at
                           Common     % of Total                            Assumed Annual Rates of Stock
                            Stock      Options                              Price Appreciation for Option
                         Underlying   Granted to  Exercise Price                         Term
                           Options   Employees in   Per Share    Expiration ------------------------------
          Name           Granted (#) Fiscal 2001    ($/share)       Date        5% ($)         10% ($)
          ----           ----------- ------------ -------------- ---------- -------------- ---------------
Muoi Van Tran...........   402,886       16.1        $17.375      1/26/11        4,402,353      11,156,427
Susie L. Nemeti.........   267,476       10.7        $17.375      1/26/11        2,922,722       7,406,752
Mohammad Ghorbanali.....   329,638       13.1        $17.375      1/26/11        3,601,969       9,128,097

   During the fiscal year ended September 30, 2001, we granted options to purchase 2,507,535 shares of our Class A common stock. Options were granted at an exercise price equal to the fair market value of our Class A common stock at the date of the grant as measured by the closing price of our Class A common stock as reported on the Nasdaq National Market. One fourth of each option vests upon the completion of each year of service from the date of grant. Each option has a maximum term of 10 years, subject to earlier termination upon the optionee's cessation of service with Optical Communication Products, Inc.

   Potential realizable values are net of exercise price, but before the payment of taxes associated with exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future Class A common stock prices. These amounts represent assumed rates of appreciation in the value of the Class A common stock from the fair market value on the date of grant. Actual gains, if any, on stock option exercises are dependent on the future performance of the Class A common stock and overall stock market conditions. The amounts reflected in the table may not necessarily be achieved.

Aggregated Option Exercises and Fiscal Year-End Values

   The following table sets forth information with respect to each of our executive officers named in the Summary Compensation Table concerning their exercise of stock options during the fiscal year ended September 30, 2001 and the number of shares subject to unexercised stock options held by them as of the close of such fiscal year. No stock appreciation rights were exercised during the fiscal year ended September 30, 2001, and no stock appreciation rights were outstanding at the close of such year.

   In the following table, "Value Realized" is equal to the difference between the fair value of the shares at the time of exercise and the exercise price paid for the shares and the "Value of Unexercised In-The-Money Options" is based the closing selling price per share at the close of the 2001 fiscal year less the exercise price payable per share. Options are "In-the-Money" if the fair market value of the underlying options exceeds the exercise price of the option.

                                                      Number of Shares of
                                                    Common Stock Underlying
                                                    Unexercised Options at   Value of Unexercised In-the-Money
                            Shares                    September 30, 2001       Options at September 30, 2001
                         Acquired on     Value     ------------------------- ---------------------------------
          Name           Exercise (#) Realized ($) Exercisable Unexercisable Exercisable ($) Unexercisable ($)
          ----           ------------ ------------ ----------- ------------- --------------- -----------------
Muoi Van Tran...........   184,100     1,919,651    4,447,300     402,886       7,230,893            --
Susie L. Nemeti.........   903,600     9,939,374      883,120     267,476             --             --
Mohammad Ghorbanali.....   153,500     1,600,302    3,098,740     329,638       4,663,579            --

           EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

   We entered into employment agreements in November 1999 with each of Messrs. Tran and Ghorbanali, and Ms. Nemeti. Under these agreements, Mr. Tran's initial annual base salary is $199,281, Mr. Ghorbanali's initial annual base salary is $163,047 and Ms. Nemeti's initial base salary is $132,300. Annual bonuses may be paid to the executives at the discretion of our board of directors. These agreements may be terminated by us without cause, and for any reason whatsoever, upon 30 days' notice. Under Messrs. Tran and Ghorbanali's agreements, if we decide not to renew their agreement, the executive will be entitled to receive an amount equal to their base salary and benefits at the time of termination for a period of one year from the date of termination. The agreements can also be terminated upon mutual written consent of both the executive and us, at which time the executive is entitled to receive payment of an amount equal to his or her base salary and benefits at the time of termination for a period of six months from the date of termination. If we decide not to renew Ms. Nemeti's agreement, she will be entitled to receive an amount equal to her base salary and benefits at the time of termination for a period of six months from the date of termination. If we mutually agree with Ms. Nemeti to terminate her agreement, she is entitled to receive an amount equal to her base salary and benefits at the time of termination for a period of three months from the date of termination. No other severance provisions are provided. We would have no further obligations to pay any further compensation or benefits whatsoever. These agreements are automatically renewed on an annual basis, with the base salary subject to annual review by the board of directors or compensation committee, but in no event will the executives' minimum compensation be reduced below the annual base salary for the prior year.

       SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information regarding the beneficial ownership of the shares of our Class A common stock and Class B common stock as of December 31, 2001, except as noted in the footnotes below, by:

  . Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;

  .  Each executive officer listed in the Summary Compensation Table above;

  .  Each of our directors; and

  .  All of our executive officers and directors as a group.

   Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of December 31, 2001, are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of December 31, 2001, 108,032,299 shares of our common stock were issued and outstanding. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder's name, subject to community property laws where applicable. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Optical Communication Products, Inc., 20961 Knapp Street, Chatsworth, California 91311.

                                                               Percentage of
                                          Number of shares  shares beneficially
                                         beneficially owned        owned
                                         ------------------ -------------------
   Named executive officers and
    directors:
     Muoi Van Tran(1)..................      18,446,781            16.4%
     Susie L. Nemeti(2)................       3,981,149             3.7
     Mohammad Ghorbanali(3)............      12,190,370            10.7
     Masato Sakamoto(4)................      66,000,000            61.1
     Kunihiro Matsubara(4).............      66,000,000            61.1
     Yoshihisa Okada(4)................      66,000,000            61.1
     Stewart D. Personick(5)...........          10,000              *
     Masao Konomi(5)...................          10,000              *
     John Lemasters(5).................          10,000              *
   Other 5% Stockholders:
     Furukawa Electric North America,
      Inc.(6)..........................      66,000,000            61.1
      900 Lafayette Street, Suite 506
      Santa Clara, CA 95050
   All directors and executive officers
    as a group (9 persons)(7)..........     100,648,300            86.2%

--------
*  Less than 1%

(1) Includes (a) 8,218,760 shares of our Class A common stock held by Muoi Van Tran and Tracy Tam Trang, as Co-Trustees of the Tran Family Trust dated June 26, 1997, (b) 2,100,000 shares of our Class A common stock held by Muoi Van Tran, as trustee of The Muoi Van Tran 2000 Trust dated October 1, 2000 for the benefit of Mr. Tran's family, (c) 2,100,000 shares of our Class A common stock held by Mr. Tran's spouse, Tracy Tam Trang, as trustee of The Tracy Tam Trang 2000 Trust dated October 1, 2000 for the benefit of Mr. Tran's family, (d) 700,000 shares of Class A common stock held by Muoi Van Tran, as trustee of The Muoi Van Tran Trust dated October 1, 2000 for the benefit of Mr. Tran's family, (e) 700,000 shares of Class A common stock held by Mr. Tran's spouse, Tracy Tam Trang, as trustee of The Tracy Tam Trang Trust dated October 1, 2000 for the benefit of Mr. Tran's family, (f) 40,000 shares of Class A common stock held by Muoi Van Tran and Tracy Tam Trang, as co-trustees of the Tiffany Tam Tran Irrevocable Trust dated October 1, 2000 for the benefit of Mr. Tran's child, (g) 40,000 shares of Class A common stock held by Muoi Van Tran and Tracy Tam Trang, as co-trustees of the Nicholas Nam Tran Irrevocable Trust dated October 1, 2000 for the benefit of Mr. Tran's child, (h) 9,000 shares of our Class A common stock held by Mr. Tran's children each of whom share Mr. Tran's household and (i) options to purchase 4,548,021 shares of our Class A common stock, all of which are presently exercisable or exercisable within 60 days of December 31, 2001.

(2) Includes (a) 400,000 shares of our Class A common stock held by Susie Nemeti, as trustee of the Susie Nemeti 2000 Trust dated October 1, 2000 for the benefit of Ms. Nemeti's child, (b) 400,000 shares of our Class A common stock held by Ms. Nemeti's spouse, Attila Nemeti, as trustee of the Attila Nemeti 2000 Trust dated October 1, 2000 for the benefit of Ms. Nemeti's child, (c) 5,000 shares of our Class A common stock held by Ms. Nemeti's son who shares Ms. Nemeti's household and (d) options to purchase 949,989 shares of our Class A common stock, all of which are presently exercisable or exercisable within 60 days of December 31, 2001.

(3) Includes (a) 5,000,000 shares of our Class A common stock held by Mohammad Ghorbanali, as trustee of the Mohammad Ghorbanali 2000 Trust dated October 1, 2000 for the benefit of Mr. Ghorbanali's family, (b) 30,000 shares of our Class A common stock held by Mohammad Ghorbanali, as trustee of the Navid Ghorbanali Irrevocable Trust dated October 1, 2000 for the benefit of Mr. Ghorbanali's child, (c) 30,000 shares of our Class A common stock held by Mohammad Ghorbanali, as trustee of the Negar Ghorbanali Irrevocable Trust dated October 1, 2000 for the benefit of Mr. Ghorbanali's child, and (d) options to purchase 3,181,150 shares of our Class A common stock, all of which are presently exercisable or exercisable within 60 days of December 31, 2001.

(4) Consists of 66,000,000 shares of our Class B common stock held by Furukawa Electric North America, Inc. Mr. Sakamoto is the President of Furukawa Electric North America, Inc. Mr. Matsubara is the Managing Director, Information Systems Group and a director of The Furukawa Electric Co., Ltd. Mr. Okada is the Senior Manager of the Opto-Electronics Unit, International Sales & Marketing Group of The Furukawa Electric Co., Ltd. Messrs. Sakamoto, Matsubara and Okada disclaim beneficial ownership of these shares.

(5) Consists of options to purchase 10,000 shares of Class A common stock at an exercise price of $17.375 per share, all of which are presently exercisable or will become exercisable within 60 days of December 31, 2001.

(6) Consists of 66,000,000 shares of our Class B common stock.

(7) Includes (a) options to purchase 8,709,160 shares of our Class A common stock, all of which are presently exercisable or will become exercisable within 60 days of December 31, 2001 and (b) 66,000,000 shares of our Class B common stock.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

   The Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Optical Communication Products, Inc. (the "Company") administers the Company's executive compensation program. The role of the Committee, which is comprised of three outside non-employee directors, is to review and recommend or approve the base salaries, bonuses, stock options and other compensation of the executive officers and management-level employees of the Company. The Committee also administers the Company's 2000 Stock Incentive Plan (the "2000 Plan").

   The Company's executive compensation program utilizes a combination of Company performance, individual performance and an increase in stockholder value over time as determinants of executive pay levels. These principles are intended to motivate executive officers to improve the financial position of the Company, to hold executives accountable for the performance of the organizations for which they are responsible, to attract key executives into the service of the Company and to create value for the Company's stockholders. The compensation for executive officers is based on two elements: cash compensation and equity-based compensation.

Cash Compensation

   The Company reviews its executive compensation programs to ensure that the total cash compensation provided to executive officers and senior management remains at a competitive level to enable the Company to attract and retain management personnel with the talents and skills required to meet the challenges of a highly competitive industry. The base salary for each officer reflects the salary levels for comparable positions for comparable companies, as well as the individual's personal performance and internal alignment considerations. The relative weight given to each factor varies with each individual in the sole discretion of the Committee. Each executive officer's base salary may be adjusted each year on the basis of (i) the Committee's evaluation of the officer's personal performance for the year and (ii) the competitive marketplace for persons in comparable positions. The Company's performance and profitability may also be a factor in determining the base salaries of executive officers. The compensation of executive officers is expected to be reviewed annually by the Committee.

Cash-Based Incentive Compensation

   Cash bonuses are awarded to executive officers on the basis of their success in achieving designated individual goals and the Company's success in achieving specific company-wide goals, such as revenue growth, earnings targets, product development and new business opportunities. Executive officers are eligible to receive a maximum cash bonus equal to 150.0% of their base salary.

Equity-Based Compensation

   Stock option grants are designed to align the interests of an executive officer with those of the Company's stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of the Company's Class A common stock at a fixed price per share over a specified period of time up to ten years, unless sooner terminated in accordance with the provisions of the 2000 Plan. Options generally vest and become exercisable in four equal annual installments commencing on the one year anniversary of the date of grant provided the officer continues employment with the Company. Accordingly, the option will provide a return to the executive officer only if he remains employed by the Company during the vesting period, and then only if the market price of the shares appreciates over the option term. The size of the option grant to each executive officer is set at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, the individual's personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. Other factors include the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual.

Compensation of the Chief Executive Officer

   The base salary of Muoi Van Tran, our Chairman and Chief Executive Officer, has been set at a level that the Committee believes is competitive with the compensation paid to the chief executive officers of companies of comparable size and similar industries. During 2001, the Committee granted Dr. Tran stock options to purchase 402,886 shares of Class A common stock at an exercise price of $17.375 per share. Dr. Tran's annual base salary for fiscal year 2001 was $253,695.

Compliance with Internal Revenue Code Section 162(m)

   Section 162(m) of the Internal Revenue Code disallows a Federal income tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1.0 million per covered officer in any fiscal year. This limitation applies only to compensation that is not considered to be performance-based. None of the Company's executive officers received non-performance-based compensation in 2000 in an amount exceeding the limit, and the Committee does not anticipate that non-performance-based compensation to be paid to the Company's executive officers in 2001 will exceed that limit. The Company's 2000 Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the limitation. The Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company's executive officers.

                                          Submitted by the Compensation
                                           Committee of
                                          the Board of Directors,

                                          Stewart D. Personick
                                          Yoshihisa Okada
                                          Masato Sakamoto

                            AUDIT COMMITTEE REPORT

   The following is the report of the Audit Committee (the "Audit Committee") of the Board of Directors (the "Board") of Optical Communication Products, Inc. (the "Company") with respect to the Company's consolidated audited financial statements for the fiscal year ended September 30, 2001, which include the consolidated balance sheets of the Company as of September 30, 2001 and 2000, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for each of the three years in the period ended September 30, 2001, and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Review with Management

   The Audit Committee has reviewed and discussed the Company's audited financial statements with management.

Review and Discussions with Independent Accountants

   The Audit Committee has discussed with Deloitte & Touche LLP, the Company's independent accountants, the matters required to be discussed by SAS61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

   The Audit Committee has also received written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with Deloitte & Touche LLP their independence from the Company.

Conclusion

   Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001.

                                          Submitted by the Audit Committee of
                                          the Board of Directors,

                                          Stewart D. Personick
                                          Masao Konomi
                                          John Lemasters

                            STOCK PERFORMANCE GRAPH

                        SECTION 402(L) OF REGULATION S-K

   The following graph shows a comparison of cumulative total stockholder return for us, the Nasdaq Stock Market (U.S.) Index, the Nasdaq Telecommunications Index and a custom peer group of publicly traded companies. The peer group includes companies that manufacture optical subsystems or components. The companies included in the peer group include Agere Systems, Alliance Fiber Optic Products, Inc., Finisar Corporation, Luminent, Inc., and Stratos Lightwave, Inc.

   The graph covers the period from November 3, 2000, the date our Class A common stock started trading, through September 30, 2001 and assumes $100 was invested on November 3, 2000 and any dividends were reinvested. No cash dividends have been declared on our Class A common stock. The comparisons in the graph below are based upon historical data and are not indicative of, nor intended to forecast, the future performance of our Class A common stock.

                          Corporate Price Performance

                        [PERFORMANCE GRAPH APPEARS HERE]

                         Nov. 3,  Nov.   Dec.   Jan.   Feb.   Mar.  April   May    June   July   Aug.  Sept.
                          2000    2000   2000   2001   2001   2001   2001   2001   2001   2001   2001   2001
                         ------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
OCPI.................... $100.00 $57.34 $62.94 $94.76 $58.74 $39.16 $54.71 $68.31 $59.52 $39.16 $21.93 $12.98
Nasdaq.................. $100.00 $82.43 $78.39 $87.98 $68.28 $58.39 $67.15 $66.97 $68.55 $64.32 $57.29 $47.56
Nasdaq Telecom Index.... $100.00 $74.61 $74.62 $89.49 $63.51 $52.82 $57.05 $54.38 $50.10 $45.14 $38.76 $32.70
Peer Group.............. $100.00 $58.42 $73.51 $32.83 $23.32 $25.17 $26.09 $27.45 $25.82 $19.77 $16.31 $14.69

   Notwithstanding anything to the contrary set forth in any of our previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by us under those statutes, the preceding Stock Performance Graph is not to be incorporated by reference into any such prior filings, nor shall such graph be incorporated by reference into any future filings made by us under those statutes.

                             CERTAIN TRANSACTIONS

Indemnification Agreements

   In addition to the indemnification provisions contained in our Certificate of Incorporation and Bylaws, we have entered into separate indemnification agreements with each of our officers and directors. These agreements contain provisions that may require us, among other things, to indemnify these officers and directors against liabilities that may arise because of their status or service as officers or directors, except for liabilities arising from willful misconduct of a culpable nature, advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, and obtain officers' and directors' liability insurance if it is maintained for other officers and directors. These agreements do not require us to indemnify our directors and officers in situations where:

  . The remuneration rendered against our officer or director is determined by final judgment or other final adjudication that such remuneration was in violation of law;

  . A judgment is rendered against the director or officer for an accounting of profits made from the purchase or sale of our securities under the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state or local statutory laws;

  . The officer's or director's conduct is adjudged to have been knowingly fraudulent or deliberately dishonest, or constitutes willful misconduct; or

  . A court determines that indemnification under the circumstances is not lawful.

The Furukawa Electric Co., Ltd.

   We have worked closely with Furukawa, our majority stockholder, in the past, and we intend to continue to work closely with Furukawa in the future. We believe that our business dealings with Furukawa and its subsidiaries and affiliates were on terms that were no less favorable than terms that would be available from unrelated third parties for similar transactions.

   We currently purchase the majority of our lasers from Furukawa and its related parties in the regular course of our business. We also sell some of our subsystems and modules in the regular course of our business to Furukawa and several of its subsidiaries and affiliates. Our purchases from these related parties amounted to $42,062,722 for the year ended September 30, 2001. Our sales to these related parties amounted to $2,726,291 for the year ended September 30, 2001. Accounts receivable due to us from our related parties was $26,000 at September 30, 2001. Accounts payable to our related parties was $1,260,000 at September 30, 2001.

   Some of our directors are also executives of Furukawa. Mr. Sakamoto is the President of Furukawa Electric North America, Inc., a wholly-owned subsidiary of Furukawa. Mr. Matsubara is the General Manager of the Information Systems Group of The Furukawa Electric Co., Ltd. Mr. Okada is the Senior Manager, Opto-Electronics Unit, International Sales & Marketing Group of The Furukawa Electric Co., Ltd. Mr. Tachikawa, a director nominee at the Annual Meeting, is the General Manager of Planning & Administration Department, Information Systems Group of The Furukawa Electric Co., Ltd.

   We have entered into a registration rights agreement with Furukawa which includes demand registration rights, piggy-back registration rights and other standard rights and limitations. The registration rights agreement provides that Furukawa may not demand a registration prior to one year from the closing of our initial public offering in November 2000 and also provides that Furukawa will not purchase any shares of our Class A common stock for 180 days following the closing of our initial public offering.

                                 OTHER MATTERS

   Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by us under those statutes, the Compensation Committee Report, the Audit Committee Report, the Audit Committee Charter, reference to the independence of the Audit Committee members and Stock Performance Graph are not deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by us under those statutes.

   Our board of directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies received will be voted in respect thereof in accordance with the recommendation of the board of directors. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy or the vote by telephone or over the Internet.

   It is important that the proxies be returned promptly and that your shares be represented. You are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope or vote by telephone or over the Internet in accordance with the instructions accompanying the proxy card.

   A copy of our Annual Report for the 2001 Fiscal Year has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. This Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

   We have filed an Annual Report on Form 10-K for the year ended September 30, 2001 with the Securities and Exchange Commission. You may obtain, free of charge, a copy of the Form 10-K by writing Susie Nemeti, Secretary, Optical Communication Products, Inc. 20961 Knapp Street, Chatsworth, California 91311.

                                          By Order of the Board of Directors,

                                          /s/ Muoi Van Tran
                                          _____________________________________
                                          Muoi Van Tran,
                                          Chief Executive Officer and Chairman
                                          of the Board of Directors

Dated: January 25, 2002
Chatsworth, California

                                    ANNEX A

                     OPTICAL COMMUNICATION PRODUCTS, INC.

                            AUDIT COMMITTEE CHARTER

I. PURPOSE

   The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established, and the Corporation's audit and financial reporting process.

   The independent accountants' ultimate responsibility is to the Board of Directors and the Audit Committee, as representatives of the shareholders. These representatives have the ultimate authority to select, evaluate, and, where appropriate, replace the independent accountants.

   The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

   The Audit Committee shall be comprised of three or more independent directors.

   All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

III. MEETINGS

   The Committee shall meet on a regular basis and shall hold special meetings as circumstances require.

IV. RESPONSIBILITIES AND DUTIES

   To fulfill its responsibilities and duties the Audit Committee shall:

     A. Review this Charter at least annually and recommend any changes to the Board.

     B. Review the organization's annual financial statements and any other relevant reports or other financial information.

     C. Review the regular internal financial reports prepared by management and any internal auditing department.

     D. Recommend to the Board of Directors the selection of the independent accountants and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee shall obtain a formal written statement from the independent accountants delineating all relationships between the accountants and the Corporation consistent with Independence Standards Board Standard 1, and shall review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

     E. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

     F. Following completion of the annual audit, review separately with the independent accountants, the internal auditing department, if any, and management any significant difficulties encountered during the course of the audit.

     G. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                      OPTICAL COMMUNICATION PRODUCTS, INC.
                                     PROXY

               Annual Meeting of Stockholders, February 28, 2002

         This Proxy is Solicited on Behalf of the Board of Directors of
                      Optical Communication Products, Inc.

  The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held February 28, 2002 and the Proxy Statement and appoints Muoi Van Tran and Susie L. Nemeti, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Optical Communication Products, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at 20961 Knapp Street, Chatsworth, California 91311 on Thursday, February 28, 2002 at 10:00 a.m. Pacific Time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
  SIDE                                                                   SIDE

               Please detach and return in the envelope provided

[X] Please mark as in this example

    The Board of Directors recommends a vote IN FAVOR OF the directors listed below and a vote IN FAVOR OF each of the listed proposals. This proxy, when properly executed, will be voted as specified below. If no specification is made, this Proxy will be voted IN FAVOR OF the election of the directors listed below and IN FAVOR OF the other proposals.

   1. To elect seven directors of the Company to serve for the ensuing year or until their successors are duly elected and qualified;

                                   FOR ALL   WITHHOLD ALL   FOR ALL EXCEPT        To withhold authority to vote, mark
       (a) Muoi Van Tran             [_]         [_]             [_]              "FOR ALL EXCEPT" and write the
       (b) Masato Sakamoto                                                        nominee's name on the line below:
       (c) Kunihiro Matsubara
       (d) Naoomi Tachikawa                                                       --------------------------------------
       (e) Stewart D. Personick                                                   --------------------------------------
       (f) Masao Konomi                                                           --------------------------------------
       (g) John Lemasters

   2.  FOR   AGAINST   ABSTAIN        To ratify the appointment of Deloitte & Touche LLP as independent auditors of
       [_]     [_]      [_]           the Company for the fiscal year ending September 30, 2002.

   3.                                 In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

         Mark if you plan to attend           Mark here for change of address and provide your current address on the
            the Annual Meeting                lines below
                    [_]
                                              --------------------------------------------------------------------------
                                              --------------------------------------------------------------------------
                                              --------------------------------------------------------------------------

Please print the name(s) appearing on each share
certificate(s) over which you have voting authority: ___________________________________________________________________
                                                                        (Print name(s) on certificate)

Please sign your name: _________________________________________________________ Date:_____________________
                                   (Authorized Signature(s))

Note:  Please sign, date and return promptly in the accompanying envelope. Please sign exactly as your name appears on this proxy card. If shares are held jointly, each person should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO
THAT YOUR STOCK MAY BE REPRESENTED AT THE ANNUAL MEETING.